Exhibit 10.3

YUMANITY THERAPEUTICS, INC.

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is made as of __________, 2022, by and among Yumanity Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers (as defined in the Agreement, which is defined below). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 (as such may be amended from time to time, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Kineta, Inc., a Washington corporation (“Kineta”), pursuant to which Kineta will become a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and the Purchasers entered into (i) a Securities Purchase Agreement dated as of June 5, 2022 (as such may be amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Purchaser certain shares of the Company’s common stock, par value $0.001 per share and (ii) a Registration Rights Agreement dated as of June 5, 2022 (as such may be amended from time to time, the “Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, the Company and the undersigned Purchasers, constituting all of the Purchasers party to the Agreement, now wish to amend the Agreement as set forth herein; and

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company and the undersigned Purchasers are entering into an Amendment No. 1 to the PIPE Agreement.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1. Amendments to Registration Rights Agreement.

a. Schedule 1 to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

2. Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby. All provisions and terms of the Agreement not specifically altered by this Amendment shall remain in full force and effect.

3. Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Purchasers shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

The parties have executed this Amendment No. 1 to Registration Rights Agreement as of the date first written above.

THE COMPANY: YUMANITY THERAPEUTICS, INC.

By:
(Signature)
Name:
Title:

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

The parties have executed this Amendment No. 1 to Registration Rights Agreement as of the date first written above.

PURCHASERS:

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By:
(Signature)
Name:
Title:

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By:
(Signature)
Name:
Title:

[ ]

By:
(Signature)
Name:
Title:

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT